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                                                                    EXHIBIT 99.5

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Westech Capital Corp. (the "COMPANY") hereby certifies:

         (i) that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) that the information contained in the Report fairly presents, in all material respects, the consolidated financial condition and results of operations of the Company.

Dated: March 27, 2003
                                   /s/ JOHN J. GORMAN
                                   -------------------------------------
                                   John J. Gorman
                                   Chief Executive Officer

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

         Pursuant to 18 U.S.C. Section 1350, the undersigned officer of Westech Capital Corp. (the "COMPANY") hereby certifies:

         (i) that the Company's Annual Report on Form 10-K for the year ended December 31, 2002 (the "REPORT") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         (ii) that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 27, 2003
                                   /s/ KURT J. RECHNER
                                   -------------------------------------
                                   Kurt Rechner
                                   Chief Financial Officer